							Exhibit 10.1

11111		11111111		01 I~0 0111 I ~ ~I			II

					101 1101 ~		1010
					US006330317B

					1		IIII~

							~I

							VII

							1111

(1	Unite State Patent	(10)		Patent No.: US			6,330,317 Bi
2)

	d	s
	Garfinke	(45)		Date of Patent:			I)ec. 11,
	l						2001

(54)	CALL BLOCKING SYSTEM						Rogers et al
					6/19~2	Mellon	379/189
(76)	Inventor: Dean Garfinkel, 255 Piping Rock			4,346,2	8/1982	Sharvit	379/198
		Rd., Old Brookville, NY (US)		64
		11545		4,358,640	11/1982	Murray	3791200
(*)	Notice: Subject to any disclaimer, the leun of			4,482,78	11/1984	Sagara et al	379/200
Ihis
		patent is extended or adjusted		7
				4,612,41	9/1986	Smith	379/200
under 35				9
		U.S.C. 154(b) by 0 days.		4.794,64	12/1988	Arbabzadah at at 379/200
(21)	Appi. No.: 09/435,955			2
(22)	Filed:	Nov.	31
9, 1999
(51)	hit. Cl.[7]	HO4M 1/663; HO4M 1/665;
		HO4M 11677
(52)	US. CI	379/196; 379/197; 379/900
(58)	Field of Search	379/188, 196.
		379/197, 198, 199, 200, 900
(56)	References Cited

U.S. PAIENT

34

DOCUMENTS 33

31
3 5
3,920,93	Mogtader
6		C~~d.CaI

' U

4,866,76	9/1989	Piatar	379/200
2
4,993,06	2/1991	Dula at al 379/88.27
2
5,161,18				Zwick
1

5,200,99	4/1993	Gaukel at at		379/200
5
5,553,12	9/1996	Grimes	379/211
8
5,737,4	41199	Zave	-	319/201
03	8
5,751,80				Axlon
0
Bingamcn at al
37
9/88.12 X
	6			Fotta .
* cited by examiner

Pnmar Examiner-Harry S. Hong
(57)		ABSTRACT

The integration of various federally required and state mandated do-not-call lists for telemarketers into a system that automatically blocks outgoing calls from a number of companies ("Customer Companies") taking into account factors such as preexisting customers which may legally he contacted is disclosed. The system reviews outgoing calls by a telemarketer, compares it to the general do-not-call lists and the specific customer company do-not-call list and override permitted call lIst to make a determination if the call should be. completed. This integration is due to the incorporation of a general purpose computer in a central location that is connected to all the major telephone carriers switch cluster locations and operated by a service provider. The "do-not-call" database of originating/destination pails, as well as the logic for blocking or permitting telephone calls, is stored in this computer. This computer makes all blocking decisions in real-time based on the originating and destination number combinations of the call.

10 ClaIms, 6 DrawIng Sheets

U.S.	Sheet I of 6	US
6,330,317
Patent		Bi
Dec. 11, 2001

28
27
Redundant Control Computer
Redundant Do Not Call Database
29
26
Redundant Control Computer
Telephone System
25
13
14
switch
15
Telephone
Telephone
19
20
Telephone
Telephone

FIG. 1

U.S.	US
Patent	6,330,317
Dec. 11,2001	Bi
Sheet 2 of 6

Telemarketer Dials Telephone
Information is Transported to one of the Carrier's Switch Cluster
32
Is Telemarketer a Participant in the System
33
No
Route Call Normally
Yes
36
Control
37
Decision is Transported Back to Switch Cluster
38
Block or Complete Call?

'IG. 2

U.S.		48	49
	47	US
Patent	Sheet 3 of 6	6,330,317
74		B!
48			77
Dec. 11,2001

61
Dec. 11,2001
55
.56
Is there. CN
5 7

58 59

~Yes~~fl
60
66 65
Yes

78

U.S. Patent	Sheet 4 of 6			US 6,330,317 Bi

				85
U.S. Patent	Dec. 11,2001	Sheet 5 of	80
				US 6,330,317 Bi

[ Customer Logs on to Internet
~ 8
4
8 and Passwo

FIG. 4

			92

U.S. Patent		Sheet 4 of 6			US 6,330,317 Bi

U.S. Patent	Dec. 11,
	2001
	Sheet 6 of 6
	US
	6,330,317
	B!			9
				1

Disable Internet
Site

1~

Bulk Copy
Updating
Database

.4.

Re~Enable Internet
Site	93

:____

format files

!

Replace Control
Computer
Database with
Reformated
Updating
Database

FIG. 4

U.S. Patent
Sheet 4 of 6
US 6,330,317 Bi
FIG. 7

FIG. 4

U.S. Patent	Sheet 4 of 6	US 6,330,317 Bi

US 6,330,317 BI
1	65 not eliminate the possibility of an employee innocently
CALL BLOCKING SYSTEM	calling a number from an old call list or an employee
simply
BACKGROUND OF THE	2
INVENTION	disregarding the company's do-not-call list altogether in
1. Field of the Invention	the search for commissions.
ilie invention concerns telephone systems generally and	In addition, certain ambiguities develop in use. For
more specifically, concerns the blocking of outgoing phone	example, a prior purchaser may have placed his name on a

calls to phone numbers which have been placed on a do- state mandated list. The hand process would eliminate that

not-call list.		number although the customer may, in fact, wish to
	2. Prior Air	receive the call and by his former purchases, is a permitted

     In recent years the door to door salesman has been callee replaced by telephone solicitation. Rather than a salesman under the state law.

walking a route, a telemarketer makes a series of telephone Various attempts have been made to control out-calls. The telephone numbers dialed are normally on a call going ~ calls, usually to restrict long distance toll calls or to list given to the telernarketing salesman by his employer. The a single call list may be organized by address, consumer information List of restricted numbers. A number of systems have or by the numbers themselves. Just as the consumer been can slam the door in the face of a door to door salesman, the directed to stopping the making of long distance calls or consumer may hang up upon receiving a telephone solici- specific area calls from a given location. For example, US. tation. However, the call itself is considered by many to be Pat. No. 4,612,419, to Smith, entitled Toll Restriction an intrusive act. The widespread nature of telephone solici- Cii15 cult for Electronic Telephone Station, describes a tation means that certain segments of the public are desirous means of being protected from even receIving such calls. Thus, a controlling toll calls only and is employed within the number of private organizations were created to inform direct telephone station itself. It looks for a 0 and 1 in the first marketers as to those who did not wish to receive such dialed digit, < FONT size=1 face="serif">the subscriber can lock and unlock the device phone calls. Organizations produced do-not-call lists from by a key those who do not wish to receive tolemarketing solicitations pad entry with an enabling and disabling code. U.S. and provided such lists to those direct marketeers who Pat. No.

voluntarily comply with the consumer's request. Upon	'°	4,358,640, to Murray, entitled Telephone Security
receipt of these lists, these marketeers would delete the listed		Device, issued Nov. 9, 1982, describes a circuit which has
numbers from their telemarketer's call lists. Such do not call		means to
lists work both to the benefit of the people who do not wish to	allow or disallow toll calls on entry of a programmable code
receive calls and to the soliciting company which has its call		stored. U.S. Pat. No. 4,794,642, to Arbabzadah Ct at.,
list referred to a more select group of potential consumers		Call
that are more receptive of telephone sales pitches.	-	Screening in a Public Telephone Station, issued Dcc. 27,
The Federal Government requires each telemarketer to	2)	1988, discloses control equipment in a customer owned
maintain its own 'do-not-call" lists and to add to the list the		public telephone station which prevents a user from

name of anyone so requesting exclusion from telephone calls making unauthorized telephone calls in a telephone system. from their company. Under the statute, fines can be assessed The against companies that call numbers on the company's do- system restricts telephone numbers a user can dial to those not-call list. The consumer is given the right to sue any numbers preselected by a station owner. U.S. Pat. No. 30 company which calls them after they have requested that the 5,200,995, to Gaukel et at., issued Apr. 6, 1993, entitled company place them on the do-not-call list. In addition, a Universal Outgoing Call Restriction Circuit, discloses a number of state governments, including those of florida, circuit which prevents a telephone or a plurality of tele-Oregon, Arizona, Alaska, Kentucky, Tennessee, Alabama, phones from making unauthorized or restricted calls to Arkansas and Georgia, maintain, or in the near future, will be specific numbers or unspecific groups of numbers. Essen maintaining, statewide do-not-call lists which arc applicable ~ tially the system compares the numbers against prepro-to all vendors calling numbers in the state. grammed internal lists of restricted numbers. Thus, a telemarketer is faced with a legal responsibility None of these patents disclose a system necessary to under federal and stale law to refrain from calling numbers handle the blocking requirements under federal and state maintained on separate lists including their own internal list law and lists prepared by various blocking organizations. and lists maintained by a number of state governments. On

penalty of fine and civil action, the responsibility is laid on			SUMMARY OF THE INVENTION
the telemarketer to ensure that no do-not-call numbers are,			A system which would monitor and quickly update all
in fact, called. In addition, they may have one or more			such lists for a number of companies would be beneficial
organizations do-not-call list with which the telemarketer			to
wishes to comply. Accordingly, companies developed their		~	both the consumers who wish to be protected from
final call lists for their telemarkcter by comparing and			telephone
matching their federaUy re~uire.d do-not-call list, various			solicitation and the soliciting companies. Such a system
state	do-not-call lists and organizational do-not-call list-s	would have to be able to block or specifically permit calls
with	their telemarketer's call lists and eliminating any from specific originating numbers to specific destination
matching numbers from their call list. This process has until			numbers. To be useful, the do-not-call decision would
now been done manually and is subject to human error.			have so to be fully automatic and include the capability
There is a large number of employees who must be com-			of dynamically changing the do-not-call list for specific
mitted to this effort. Even with this effort, the process does			originating/

FIG. 4

U.S. Patent	Sheet 4 of 6	US 6,330,317 Bi
destination phone number pairs as individuals request	60 supporting a single company specific do-not-call list for
blocking or become clients of the company in question.	multiple offices of the same company in different
Each	geographic locations. Finally, it must be able to import, in
calling company must be capable of adding or deleting ~	bulk, large numbers of specific telephone number
numbers from the company's specific do-not-call list	combinations.
without affecting another company's list. Equally, each	The present invention is directed to integration of
company	various do-not-call lists into a system that automatically
must have the option of automatically blocking numbers on	blocks outgoing calls from a number of companies
the state mandated list or to block only from their own	("Customer Companies") taking into account factors such
do-not-call list. Equally such a system must be capable of	as preexisting

FIG. 4

U.S. Patent	Sheet 4 of 6					US 6,330,317 Bi

US 6,330,317 Bi

3	FUll. 7 is a flow diagram for transferring the updated
customers which may legally be contacted. Thus, rathcr than	database information to the control computers,
modifying the call lists for each customer company, it acts to
review the outgoing call, compare it to the. general do-not-call		DETAILED DESCRIPTION OF NE
lists and the specific customer company do-not-call list and		PREFERRED EMBODIMENTS
override permitted call list to make a determi- ~ nation if the
call should be completed. This integration is due to the	The present invention encompasses not only the specific
incorporation of a general purpose computer in a central	method of blocking the telephone calls but of maintaining
location that is connected to all the major telephone carriers	and updating the do-not-call database and its component
switch duster locations and operated by a service provider.	lists	both	in	general and			for specific			customer
The "do-not-call" database of originating/ destination pairs,	companies. In
as well as the logic for blocking or permitting telephone calls,	~ particular		the	invention			includes	the		periodic
is stored in this central computer. This computer makes all	synchronizing
blocking decisions in real-time based on the originating and	of the do-not-call				databases with a master					updating
destination number combinations of the call.	database which is periodically updated by customers through
All participating customer companies have access to a	the internet and by state and consumer organizations latest
separate part of this database ("updating do-not-call database")	do-not-call lists.
for the purpose of adding or deleting numbers on their	FIG.	1 is	a diagrammatic representation						of	how the
company specific do-not-call lists or to permit override of	control	computer		of the	present invention				interconnects
specific numbers on any state mandated or organizational do-	with the normal telephone system. Telemarketing customer
not-call lists. Since this database receives information from	companies 10-12 receive their telephone services from one
various companies and from a number of state and	or more telephone			companies or carriers. The						customer
organizational do-not-call lists, it must be accessible from	companies		10-12		arc	connected		to	its	own
different geographical locations. Accordingly, the database is	telecommunications company					provider by			conventional
maintained using the Internet. The Internet acts as a customer	means such as plain old telephone service lines (POTS), Ti
interface that will permit any customer who has access to the	line, feature		I), or any		other		conventional			telephonic
Internet to enter change requests for specific do-not-call	linkage. The		telecotnrmmication company provides a dial
lists.	tone to the customer for a tclepbone call and performs all
Undernorrnal telephone practice when a call is originated,	normal communication functions. Calls are placed from hand
the information for the call is transported to the primary ~	sets 15-20 at		the respective customers 10-12 to						their	local
switch cluster for the telecommunications carrier. This infor-	primary telephone switch cluster 13-14.
mation includes both the originating number, or where the	As seen in FIG. 1, customer companies 10 and 11 have their
caller has a trunk line, the AuthCode (a seven digit number	telephone		service provided through the same primary
corresponding to the originating trunk group of the caller) and	switch cluster			13.	Customer company				12,	has its
the called number('originatirig/destination pair"). If the caller is	telephone		service		provided		through		primary	switch
from a participating customer company on the present do-not-	cluster 14. As is normal with any telephone call, when a
call blocking system, the switch cluster recognizes the	call is placed from handsets 15-19 information both as
originating number or authorization code and the	to the originating number of the hand set and the
originating/destination pair information is transported from the	destination number which was dialed by the customer
switch cluster to the control computer while the call is held at	company		(i.e.,	the	originaling/			destination pair) is
,~
the switch cluster. The control computer's function is to then	supplied		to the switch			cluster		13-14.	In	normal
process the information and create a command to either block	operation, the primary switch cluster 13 and 14 would
that call or permit the call to be completed. Once the decision is	then route the signal to the destination number dialed
made, the control computer indicates the. decision to the	at the respective				telemarketer's			hand	sets	13-20
carrier's switch cluster and a command is implemented at the	through the telephone system 25. In the present system,
switch cluster to either allow the call to be completed or to	the	switch		cluster	13-14		determines from			the
return a message to the telernarkctcr indicating that it has been	originating			number or	AuthCode whether the call					is to
blocked under the call blocking system.	be reviewed for a do not call determination. If the
originating number is one of the numbers from which
BRIEF DESCRIPTION OF ThE DRAWINGS	calls are to be reviewed, the switch cluster 13-14
The invention can be more fully understood from con-	holds the call and forwards the originating destination
sideration of the following detailed description of an illus-	pair to a control computer 26-27 for a determination
trative embodiment of the invention and the accompanying	of whether the call shouki be made or blocked by
drawings in which:	so reference to their respective databases either stored on
FIG. 1 is a diagrammatic representation of the components	that computer			26-27 or in separate					storage means
of the control system;	28-29.
FIG. 2 is a flow diagram showing the overall call block	In actuality, there				may	be	two	or	more	redundant
processing;	control computers 26-27 performing the function. While
FIG. 3 is a diagrammatic representation of the various	each such
elements forming the control computer do-not-call database;	computer will be designed to handle the complete load
FIG. 4 is a flow diagram of decision making process	of s~c anticipated call traffic, the traffic load may be
performed by the control computer;	divided evenly
FIG. 5 is a diagrammatic representation of the components	between the redundant computers 26-27. Thus, if one
of the system to update the do-not-call database;	of the control computers 26 cannot handle a call muted to
FIG. 6 is a flow diagram of data entry to the customer's	it for any reason, one of the alternative control computers
do-not-call database by the Internet;	27 can
automatically take over. Although shown as two
4	computers 60 in FIG. 1, a number of such redundant

FIG. 4

U.S. Patent	Sheet 4 of 6	US 6,330,317 Bi
computers may be	65 more easily adapted to handle. numerous wide-spread
used and, in fact, such	control computers may be offices
geographically distributed throughout the country, creating a	of a single company in a uniform manner. Of course,
system with multiplex redundancies and, therefore,	the do not call database 28-29 for each of the redundant
extremely high	computers
reliability. Geographic distribution also makes this system

FIG. 4

U.S. Patent				Sheet 4 of 6			US 6,330,317 Bi

US 6,330,317 Bi
		5					nwnber.
would have duplicate information and their updating be							Since the state mandated lists are for all telcmarketing
improved so that each blocking computer 26-27 would							done within the state regardless of the source, they are not
respond in the same way in making a call blocking decision.							tagged for, or associated with, individual customers. Similar
FIG. 2 is a flow diagram showing the process for							do-not-call lists are maintained by private organizations are
blocking							not customer company specific 4'7. Such lists are for all
an individual telephone call. The telemarketer of a							relemarketcrs and are thus not tagged by customer compa-
customer							nies. List 48 is the federally required do-not-call list which
company 10-12 dials his handset 15-20 in a conventional							must be maintained by each telemarketer. This list is a 65
manner 31. As normal in modem telecommunications,							compilation of all those individuals who, when called by a
by so dialing the handset 15-20, the customer							customer company 10-U, indicated that they wished no
company 10-13							6
originates a signal corresponding both to				the dialer's			further calls. Since each such list is peculiar to the customer
originating telephone number or where the handset is							company, it is tagged with the customer company's CM.
on a private trunk line, its AuthCode, and the							The
destination number ,i.e., the originating/destination pair.							final list 49 forming each redundant database 28-29 is the
This information is transported in the normal manner							customer company's override/allow lists. The
32 to the telcmarketcr's telecornmunication
company's carrier's primary switch cluster 13-14.							customer
At the cluster, the switch 13-14 determines if the							~ company may have established relations with one or
call originates [mm a handset 15-20 which is subject							more
to call							individuals who, while unwilling to accept telemarketing
blocking 33. If not, the call is then automatically muted							calls in general. are willing to accept telemarketing calls
normally 34 to the		destination telephone number.					from this particular customer company. This list contains
However, when the call originates from a telephone							all
handset 15-16							such numbers for a customer company and is tagged with
which is subject to blockin& the call is so recognized by the							the 10 customer company's CM to permit calls to such persons
primary switch cluster 13-14, the call is held at the							[53]
switch							by the allowed customer company.
cluster 13-14	and	the originating/destination			pair		FIG. 4 is a flow diagram showing the process for carrying
information is transported 35 to one of the control							out the Block/Complete Algorithm. Wben an originating/
computers 26-27. The control computer 26-27 then							destination pair arrive at the control computer for review, it
determines whether		the calls should be permitted or					is first compared 55 with the customer list 45 to confirm that
blocked by execution of a block/complete algorithm 36 as							the originating nurnber is that of a customer company. If it
more fully discussed below.			Upon making		the		is not, the call is completed 56. If, however, it is on the
appropriate determination, the			control computer		26-27		customer identification list 45, the CM for the originating
transports the decision 37 to the switch cluster 13-14.							number is determined and used in obtaining the
Depending upon this determination 38, either the call is							appropriate
blocked 39 and a message is forwarded to the telemarketer							~ information from lists 48 and 49.
40 indicating that the call has been blocked or is muted							The called number is then compared 58 to the federally
normally 40. The entire decision making process is very							required do-not-call list 48. As previously noted, this do-not-
rapid. It is unlikely that a lelemarketcr will				notice any			call list is tagged with the customer company's CN. If the
delay in placing the call.							called number is on the federally required do-not-call list
The block/complete algorithm used to make the block							for
decision 36 is based on the information in the redundant							~ that customer company, the call is blocked 59. if, on the
do not call databases 28-29.As seen most clearly in FIG.							other hand, the called number is not on the federally
3 each redundant database 28-29 consists of a number of							required
component lists 45-49. The database 28-29 is structured							list 48 for the customer company, i.e., the number is either
around the customer		identification	list 45.	This	list is		not on the list or it is not called with the CM of the calling
composed of an	identification code or		number	("CN") for			customer company. If the same number is to be blocked
each customer	and	the telephone numbers			andIor S for :to two different customer companies, the number appears
AuthCodes corresponding to each customer. All originating ri twice
telephone numbers and AuthCodcs are tagged with the							on the do-not-call list 48, each time with a different tag.
customer's CN.AII offices of a single company have a							The
single CN. List 45 entries may also contain one or more							number is then compared 60 to the allowed/override list 49
flags called private		organization	or P0	flags	that	[5] for the particular customer company as indicated by the CM
determines whether or		not a customer has chosen to be				[5]	tag in the allow/override list 49. If the number is on the
blocked from calling the numbers			on one or more private				~s allow/override list 49, the call is completed 64. If it is not
organization maintained lists. If the value of a P0 flag is							on
false, the customer has chosen not to be blocked by that							the allow/override list 49, the call number is then
private organization's		do-not-call	list. List 45 allows the				compared 61 to the state mandated list 46. If the call number
control computer to select the relevant information from							is on the state mandated list 46, the call is then blocked 62. If
lists 48-49 and determine whether to use list 47.							it is not
List 46 is a composite list of all the state generated Lists							on the state mandated list 46, the programs determines
from all relevant states. To this list may be added							~ whether the private organization dip flag is at true or
individuals who have requested the service provider to be so							false
protected. The resulting list may be sorted by area code and							63. 1111 is false, and thus the customer does not with to
FIG. 4

U.S. Patent	Sheet 4 of 6	US 6,330,317 Bi
adhere to the private organization's requested blocking, the	organiz.ation lists 47 are periodically updated, as are
call is completed 64. if, on the other hand, the private	allow/override lists. New customer companies arc added to
organization dip flag is true and, thus, the customer wishes	the system. All these changes require that the customer
to conform to the request of the private organization, the	identification list 45,
call number is then compared 65 to the private	the federally required do-not-call list 48 and the customer
organization list 47. If it is not on the private organization	on override/allow list 49 be updated accordingly. In order to
list 47, the call is completed 64. If, on the other band, it is	keep the redundant do-not-call databases 28 and 29
on the private organization list 47, the call is blocked.	current, the databases are updated daily with information
Obviously, the contents of the do-not-call database 26-29	received from the customers and as received with regard to
must be updated as the underlying information changes.	information such as state mandated lists of do-not-call
At present, except for Alaska, the states issue new state	numbers.
mandated databases quarterly. The federally required do-	In order to accomplisb this result, a separate updating
no-call list 48 changes daily as people indicate they do not	do-not-call database 70 is maintained on an updating com-
desire a customer company to call them again. The private	puter (not shown) maintained by the service provider. As

FIG. 4

U.S. Patent	Sheet 4 of 6	US 6,330,317 Bi

US 6,330,317 Bi
7	the appropriate table in the control computer, the change
seen in FIG. 5, the updating do-not-call database 70 is	request record in the user-interface
composed of a number of lists which are periodically updated	S
as new information becomes available. One of the component	computer is updated with the date of this addition. When
lists is the customer identification list 71 corresponding to	the
the customer identification list 45 contained on the control	customer requests a deletion, a record is added to the change
computer do-not-call database 28. In normal	request table; however, in this case, a record is deleted from
operation, new customer companies arc added and customer	the requested table. The date of the deletion request is
companies leave the service. Equally, existing customer	part
companies may change ielepbonc service, adding or sub-	s of the data entered in the change request table but not in
trading telephone numbers or AuthCodes for the service. As	the requested table. After verification that tbe requested
such changes occur, they are inputted into the customer	deletion
identification list 71 by the service provider to produce an	has been made to the appropriate table in the control
updated list of telephone numbers and AulhCodes tagged	computer, the change request record in the user-interface
with the appropriate CN. The updating do-not-call database	computer is updated with the date of this deletion. This
may also contain customer demographic information 72,	~o enables the customer to determine, at any time, which
such as full corporate names, addresses, telephone numbers,	changes have been requested in which customer lists. The
billing information and the like associated with each CN for	customer can also determine which	changes have been
use of the service provider.	verified as being written in the control computer by looking
As each state mandated list is received by the service	at the date of the change. If the change has not occurred
provider, the service provider updates list 74 to include any	in is the control computer, the date appears as blank;
new numbers and make any other appropriate changes in the	otherwise,
list 74. State mandated lists may be provided over the	the date of the verification	of the	change	appears.
Internet or by CD-ROM disk, each state having its own	Records in the change request tables arc never deleted in
unique protocols and software programs. Using such	order to maintain an audit trail of requested cbanges.
programs, the data may be converted to a common format	As noted above, the lists 71 through 78 forming the
for updating the state mandated lists 74.	20 updating do-not-call database are updated in a number of
As noted above, in the control computer do-not-call	different fashions depending on the nature of the informa-
database 28, state mandated information is combined with	tion. Customer identification lists 71 arc inputted directly
the telephone numbers of individuals who have contacted	in the updating computer by the service provider as would
the service provider and requested their name be placed on	customer demographic information 72. Equally, state
the list. This information is kept on a separate private	man-
individual list 73 which is combined with the state	25 dated Lists are normally supplied by the. state on CD-
mandated	ROM
list 74 to make up a single list in the control do-not-call	in a number of different protocols cacb having their own
database 28 during the transfer process of updating the	associated software. Thus, in order to make a list 74 the
control do-not-call base 28.	35	service provider would normally have to use each of the
Similarly, throughout the business day, each customer	separate types of software to transfer the information to a
company receives do-not-call requests from individuals. The	30 common format where such information	would	be
customer company stores the changes and periodically	lutegrated.	Similarly, private individuals requesting	the
modifies federally required do-not-call list 76 maintained in	service
the updating database 70. List 76 is, in reality, a more current	provider place	them on a do-not-call list	would be inputted
list of the federally required do-no-call list 48 forming part of	into its separate list 75 by the service provider which is then
do-not-call database 28. In a like manner, customer	integrated in the control computer's database 28].
override/allow lists may change during the day as	However, the federally required do-not-call list 76 and
individuals, for example, request a call from the customer	customer override/allow lists 77 are a product of the indi-
company and, thus, updating do-not-call database 70 main-	vidual customer's business and are periodically changed
~s tains an updating customer override/allow list 77. This is a	during the day. It has been found that the best way for
more current version of the information stored in the cus-	customer companies to forward	information to	the
tomer override/allow list 49 of the control computer do-not-	updating 4° do-not-call database	70 is by means of	the
call database 28. Finally, the private organizations periodi-	Internet.
cally update their list and such updated lists are maintained on	FIG. 7 is a flow diagram of the method used to upload
private organization list 78 of the updating do-not-call	information from individual customers	for alteration of
database. This list 78 is the current list corresponding to	the federally	required do-not-call list 76	and the	customer
private organization list 47 on the control computer do-not-	override/allow list 77. A similar program can be used with
call database.	connection of updating the private organization list 78 and
Since it is important for control purposes to keep track	other lists where appropriate.
of ss the customer companies changes in the updating	Each customer is assigned a username and three pass-
database, a list of requested changes 73 is maintained. This	words at initial set up. The passwords permit the customer
historical record is contained in tables that are not	to logon to the server and read data (logan/read password),
necessary for operation in the control computer but must	add data to their "Do Not Call" or Md/Override lists (add
be maintained to verify that the customer has requested	password), and delete data from their "Do Not Call" or
these changes. When the customer requests an addition, a	Md/Override lists (delete password). As seen in FIG. 7, to
record is added to the change request table and to the	update the updating do-not-call	database with	the latest
requested table in this user-interface computer. The date of	customer company information,	the	customer	company
the add request is part of the data entered in the change	logs on to the Internet 80 and loads	the sub.scriber web
request table but not in the requested table. After	page SI, enters the customer name and password 82.
verification that the requested addition has been made to	50
FIG. 4

U.S. Patent
Sheet 4 of 6
US 6,330,317 Bi
65
Once the customer is accepted onto the system by entering
his correct logon/read password, a page of options on a main menu is sent to the customer. This company-specific page
shows the company name and other pertinent data to the
customer. The data is read from the database by searching
for the username and reading the customer's corresponding
Customer Number(CN). The only data that the customer is

60 permitted to see is that which is tagged by the CM that is associated with the company's u.sername. If the customer enters a username or password that is not in the database, or

FIG. 4

U.S. Patent
Sheet 4 of 6
US 6,330,317 Bi
US 6,330,317 BI
9	from the scope and spirit of the appended claims, they
does not correspond with each other in the database, an	are
error	intended to be encompassed therein.
page is sent to the customer and no data is displayed. The
customer cannot obtain access to unauthorized data on any	The claims are:
page because the CM retrieved from the database at logon is	1. A method for blocking outgoing telephone calls for
used to validate the customer's right to have the page loaded	a
in his internet browser. The validation is in the form of a	number of companies in accordance with one or more
-
cookie that is placed on the customer's hard disk and lasts	do-not-call lists comprising the steps of:
only for as long as the customer's session lasts. When the
session ends, the cookie disappears. The customer must	reviewing each outgoing telephone call to a telephone
enter a valid password to have the cookie placed on his 10	switch at a	primary switch cluster of a telephone
machine. i~ it is not the correct password the customer is	carrier
brought back to the subscriber web page 81 and asked to	to determine if the telephone call was made from a
enter his name and password 82 again.	telephone subject to call blocking review;
The main menu displays options to add or deLete	holding calls subject to call blocking review while for-
numbers from the customer's "Do Not Call" list or from
the custom- 15 er's Md/override list. There are also options	warding the	origination/destination			pair information
corresponding to the originating telephone number or
to display or download any customer list. If the customer has	AuthCode and the destination telephone number to
entered a	a control computer;
valid add password in addition to a valid uscrnamc and	comparing the destination number to one or more lists
read/logon password, requests to add a number to one of his
lists will be. permitted. If the customer has entered a valid 20	of
blocked telephone numbers, said lists having
delete password in addition to a valid usemame and rcad/	information	relevant to more than				one company;
logon password, requests to delete a number from one of his	and
lists will be permitted. If it is the correct password, the	dcpending only	on whether the origination/destination
customer is asked to select a list which it desires to update	pair information appears on one or more of the lists,
84. The caller is then presented with an appropriate web ~	either blocking the telephone call				at	the switch or
page for entry of the data and so enters the data 85. Entry	completing the call.
may be by hand, by forwarding a completed ~ie or by other
means. Then the data 85 is reviewed to see if it is in a valid	2. A method	according to claim			1	wherein each
format 86. If it is not in a valid format, the customer is sent	telephone
back to reenter the data 85. If it is in a valid format, it is	number or AuihCode corresponding to an originating
then 30 entered 87 into the updating do-not-call database 70.	telephone placing a call subject to blocking review has a
The customer is then queried whether there arc any more	code associated with said number or AuthCode and the
lists to update 88. If so, the customer picks the next list to	numbers on said list or		lists being associated with said
update 89 and enters the appropriate data 85. If there arc no	code so that a telephone number appearing on a do-not-
further lists, the customer breaks the Internet connection 90.	call list will only block a call from a phone having the
The 35 updating do-not-call database is periodically	associated code.
transferred to all control computer do-not-call databases,	3. A method according to cLaim 2 wherein the list or
usually once a day at a time traffic would be at a minimum.	lists contain information		for	two or	more groups of
FIG. 8 is a flow diagram in the process of updating the	telephones from	which	call	originate, each group with
control computer do-not-call database by the information	different identification codes.
contained in the updating do-not-call database 90. First, the	4. A method according to claim 3 wherein one of the
Internet site for receiving updating information from the	lists
customers is closed 91. Thc information in the updating	is a list of blocked numbers compiled by an originating
database 70 is then bulk copied for transfer 92 and the	telephone group.
Internet site is reestablished to allow inputting of data for the
next updating cycle 93. The files are then formatted 94 to	5. A method according to claim 2 wherein one of the
correspond to the control computer do-not-call database.	lists is a list of blocked numbers compiled by other
This may include reorganization and integration of files	than the
such as the state mandated lists with the individual lists 94.	originating telephone group.
The control computer database 28 and 29 arc replaced with	6. A method according to claim S where a destination
the data from the updating database 70.	appears on a list compiled by other than the originating
It is understood that the present embodiments described	telephone group, the number may then be compared with
above are to be considered as illustrative and not restrictive.	an override list which would allow the call to be placed
It will be obvious to those skilled in the art to make various	despite appearing on said list compiled by other than the
changes, alterations and modifications to the invention	caller.
dcscnbed herein. For example, while particular lists have been	7. A method according to claim 6 wherein the
discussed in the body of this disclosure, other lists may be	destination numbers on the override list are tagged by
included or the databases may comprise entirely different lists	originating caller
than those set forth in the specification. The lists are ~O 60 be
considered illustrative and not restrictive. To the extent that	code and the do-not-call list compiled by other than a
these variations, modifications and alterations depart	group is only overridden when the override number is

10	tagged with

FIG. 4

U.S. Patent	Sheet 4 of 6	US 6,330,317 Bi
the number of the originating caller code.	switch is a switch which accepts calls from a number of
8. A method according to claim 7 wherein the do-not-	telephones, only some of which are	subject to	call
call	blocking review.
lists and the override lists for a group are updated by	10. A method according to claim	9 wherein	said
the	telephone
caller through use of the Internet.	switch is a public switch operated by a common carrier.
ç; 9. A method according to claim I wherein said telephone

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